                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       01/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Large Company Growth Fund

Semiannual Report to Shareholders

January 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please see this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2005

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

Returns and rankings during all periods shown for Class A, B, C and R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns prior to 8/2/99 for Class A shares, prior to 12/29/00 for Class B and C shares and prior to 11/3/03 for Class R shares are derived from the historical performance of Class S shares of the Scudder Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/05
Scudder Large Company Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	5.39%	.31%	-2.87%	-10.45%	7.17%
Class B	5.06%	-.50%	-3.63%	-11.16%	6.32%
Class C	5.01%	-.50%	-3.61%	-11.14%	6.34%
Class R	5.28%	.04%	-3.15%	-10.77%	6.78%
Russell 1000 Growth Index+	6.01%	.70%	-.71%	-9.04%	8.99%
Scudder Large Company Growth Fund	6-Month*	1-Year	3-Year	Life of Class**
Institutional Class*	5.67%	.65%	-2.44%	-8.33%
Russell 1000 Growth Index+	6.01%	.70%	-.71%	-6.35%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* On August 13, 2004, Class I shares were renamed Institutional Class shares.

** Institutional Class commenced operations on December 29, 2000. Index returns begin December 31, 2000.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Large Company Growth Fund — Class A [] Russell 1000 Growth Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/05
Scudder Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,454	$8,638	$5,428	$18,840
	Average annual total return	-5.46%	-4.76%	-11.50%	6.54%
Class B	Growth of $10,000	$9,652	$8,771	$5,480	$18,455
	Average annual total return	-3.48%	-4.28%	-11.33%	6.32%
Class C	Growth of $10,000	$9,950	$8,955	$5,540	$18,499
	Average annual total return	-.50%	-3.61%	-11.14%	6.34%
Class R	Growth of $10,000	$10,004	$9,083	$5,658	$19,265
	Average annual total return	.04%	-3.15%	-10.77%	6.78%
Russell 1000 Growth Index+	Growth of $10,000	$10,070	$9,788	$6,227	$23,654
	Average annual total return	.70%	-.71%	-9.04%	8.99%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 1/31/05
Scudder Large Company Growth Fund		1-Year	3-Year	Life of Class**
Institutional Class*	Growth of $1,000,000	$1,006,500	$928,500	$700,600
	Average annual total return	.65%	-2.44%	-8.33%
Russell 1000 Growth Index+	Growth of $1,000,000	$1,007,000	$978,800	$765,100
	Average annual total return	.70%	-.71%	-6.35%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class Shares is $1,000,000.

* On August 13, 2004, Class I shares were renamed Institutional Class shares.

** Institutional Class commenced operations on December 29, 2000. Index returns begin December 31, 2000.

+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 1/31/05	$ 22.70	$ 22.00	$ 22.02	$ 22.92	$ 23.12
7/31/04	$ 21.54	$ 20.94	$ 20.97	$ 21.77	$ 21.88
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	460	of	661	70
3-Year	426	of	544	79
5-Year	321	of	424	76

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

Returns and rankings during all periods shown for Class AARP and S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Large Company Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/05
Scudder Large Company Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	5.59%	.57%	-2.61%	-10.23%	7.45%
Class AARP	5.55%	.52%	-2.62%	-10.23%	7.45%
Russell 1000 Growth Index+	6.01%	.70%	-.71%	-9.04%	8.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 1/31/05	$ 23.02	$ 23.03
7/31/04	$ 21.81	$ 21.81

Class S Lipper Rankings — Large-Cap Growth Funds Category as of 1/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	428	of	661	65
3-Year	402	of	544	74
5-Year	315	of	424	75
10-Year	91	of	138	66

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Large Company Growth Fund — Class S [] Russell 1000 Growth Index+

Yearly periods ended January 31
Comparative Results as of 1/31/05
Scudder Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,057	$9,238	$5,831	$20,520
	Average annual total return	.57%	-2.61%	-10.23%	7.45%
Class AARP	Growth of $10,000	$10,052	$9,234	$5,828	$20,511
	Average annual total return	.52%	-2.62%	-10.23%	7.45%
Russell 1000 Growth Index+	Growth of $10,000	$10,070	$9,788	$6,227	$23,654
	Average annual total return	.70%	-.71%	-9.04%	8.99%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six month period, the Fund limited these expenses; had it not done so, expenses would have even higher for Class A, B, C, S and AARP shares. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,054.30	$ 1,050.10	$ 1,050.10	$ 1,052.80	$ 1,055.50	$ 1,055.50	$ 1,056.70
Expenses Paid per $1,000*	$ 6.78	$ 10.64	$ 10.64	$ 8.02	$ 5.49	$ 5.49	$ 4.61
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,018.60	$ 1,014.82	$ 1,014.82	$ 1,017.39	$ 1,019.86	$ 1,019.86	$ 1,020.72
Expenses Paid per $1,000*	$ 6.67	$ 10.46	$ 10.46	$ 7.88	$ 5.40	$ 5.40	$ 4.53

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Scudder Large Company Growth Fund	1.31%	2.06%	2.06%	1.55%	1.06%	1.06%	.89%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Julie M. Van Cleave, Jack A. Zehner  and Thomas J. Schmid, who serve as co-portfolio managers, discuss Scudder Large Company Growth Fund's performance, strategy and the market environment during the six-month period ended January 31, 2005.

Q:  How would you describe the market environment over the last six months?

A:  The market was generally strong, with a total return of 8.16% for the Standard & Poor's 500 (S&P 500) Index1 over the six-month period ended January 2005. As the period covered by this report began in August, improved earnings and financial positions of US corporations provided the impetus for rising stock prices. A pre-election dip in October was followed by a rally in November and December, as stronger than expected economic growth was reported in the third quarter and the uncertainties surrounding the presidential election were resolved.

1 The Standard & Poor's 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Market leadership shifted several times during the period. From August through October, high-quality names with more consistent earnings, such as Johnson & Johnson and General Electric Co., and less cyclical sectors performed best. During the fourth quarter rally, as investors became more willing to take risks, the more volatile, cyclical sectors such as information technology and consumer discretionary regained leadership. In January 2005, investors again became more defensive, and market leadership shifted back to more stable sectors such as consumer staples, which are companies that sell basic items such as food and personal care products.

For the six-month period, all 10 of the industry sectors within the Russell 1000 Growth Index2 had positive returns. The strongest sector was utilities, followed by telecommunications; the weakest sector was health care.

2 The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q:  How did the fund perform during this period?

A:  Scudder Large Company Growth Fund Class A shares produced a total return of 5.39% for the six months ended January 31, 2005. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) The fund's return was below its benchmark, the Russell 1000 Growth Index, which had a return of 6.01%, and its peer group, the Lipper Large-Cap Growth Funds category,3 which had an average return of 7.42%.

3 The Lipper Large-Cap Growth Funds category is an unmanaged group of mutual funds that invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

In analyzing the fund's returns relative to its benchmark over the six-month period, we find that while our choice of industry sectors was positive, our selection of individual stocks within sectors was negative overall. While this performance is disappointing, we have confidence in our management approach of maintaining a diversified portfolio of high quality stocks.

The most significant positive influence was a substantial overweight in the energy sector, meaning that the portfolio held proportionally more assets in this sector than the benchmark. An additional one-time event that benefited performance was Microsoft Corp.'s declaration of a $3.00 per share special dividend, which was paid out in December 2004. Performance was hurt most by stock selection in the consumer discretionary sector.

The market's return to a focus on more stable names in January helped performance relative to peers, as this fund's emphasis is on high-quality companies with consistent earnings growth. Despite this improvement, the fund's return was below the average of the Lipper Large-Cap Growth Funds category for the six-month period.

Q:  How would you describe your investment process?

A:  Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's research analysts to identify companies within those industries that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q:  How have you positioned the fund relative to its benchmark?

A:  We manage the fund to have a reasonable and conservative relationship with our benchmark, the Russell 1000 Growth Index, while also being cognizant of the broader market, as represented by the S&P 500 Index. We always maintain a diversified portfolio of holdings, with broad representation among industry groups. At present we have a higher weight than the benchmark in energy and modestly lower weights in the other nine sectors.

Q:  Will you explain your investment choices and how they affected performance?

A:  Our major strategic theme is a significantly greater emphasis on energy stocks than the benchmark, a position we have maintained for several years. As economies around the world expand, global demand for energy is growing. We believe there has been a chronic underinvestment in finding and developing new energy reserves, and that companies engaged in these activities are likely to benefit, especially as capital spending picks up. While this is a long-term strategy for the fund, recent performance of energy stocks has benefited from rising oil prices, which have attracted investors to the energy sector. Although the overweight in energy made a significant positive contribution to performance for the six months ended January 2005, it actually detracted from performance in the final months of 2004, as some investors used falling oil prices as an excuse to take profits in energy stocks, even though oil prices remain only slightly below historic highs.

Within the energy sector, we have two major areas of emphasis: Energy equipment and services, and oil and gas exploration. These are areas that we believe can generate growth over the long term regardless of oil and gas prices. Major holdings in equipment and services are Nabors Industries Ltd., which manufactures drilling equipment and operates drilling rigs, and Schlumberger Ltd., a leading oilfield services company. In oil and gas exploration, the fund owns Devon Energy Corp. and EOG Resources, Inc., two of the leading US-based independent oil and gas producers, and ConocoPhillips, an integrated international energy company.

Q:  Besides energy, what other strategic decisions have had an important impact on performance?

A:  In the consumer discretionary sector, the fund benefited from positions in retailer Target Corp., which is adding stores and experiencing strong same-store sales, and in Omnicom Group, Inc., a media company that reported excellent third quarter earnings. However, performance was hurt by a position in International Game Technology, a leading supplier of gaming equipment to casinos. This stock responded negatively to concerns about geographic expansion of gaming and the replacement cycle for equipment, and we have reduced this holding. During the period we added a position in Home Depot, Inc., a stock that performed very well over the last six months, but it was underweight (meaning that it had a smaller percentage of assets invested in the stock than the benchmark) on average, and that underweight detracted from performance relative to the Russell 1000 Growth Index.

The industrials sector is a broad group that includes business services as well as traditional heavy industry. While the fund's weight is similar to the Russell 1000 Growth Index, favorable stock selection enabled us to surpass return of the benchmark in this sector. A successful holding was United Technologies Corp., a diversified company with brands such as Otis elevators and Sikorsky helicopters, which realized earnings gains resulting from strong demand, solid operations and improved profitability. Another positive was FedEx Corp., which is increasing its domestic market share and has a rapidly expanding position in Asia.

In information technology, we have emphasized companies with good prospects for sustainable growth and underweighted more cyclical stocks such as semiconductor companies, which tend to perform best during the early stages of an economic expansion. Because we reduced holdings of semiconductor companies such as Intel Corp. and Applied Materials, Inc.* during the first half of 2004, the fund had less representation in semiconductors than the benchmark in the more risk-oriented market environment at the end of 2004, when these stocks performed relatively well. Our focus in technology remains on companies that provide distinctive products and services, such as Adobe Systems, Inc., producer of popular software such as Acrobat and PhotoShop; Symantec Corp., which makes Norton antivirus software; and Electronic Arts, Inc., a leader in video and electronic games.

* Not in the portfolio at the end of the reporting period.

Since this is a growth-oriented portfolio, we rarely own utility stocks, as this is a category where we see few long-term growth opportunities. The lack of utility holdings detracted from performance over the last six months, as utility stocks performed well in the expanding economy.

Q:  Health care and financials are big sectors that are getting a lot of media attention. How is the fund positioned in these industries?

A:  The portfolio has benefited from an underweight position in big pharmaceutical companies, which dragged down performance of the sector. Our health care emphasis has been on biotechnology and medical equipment. These stocks have performed well but experienced some profit taking at the end of 2004. In medical equipment, particularly successful holdings are C.R. Bard, Inc., which manufactures medical supplies, and Zimmer Holdings, Inc., a manufacturer of artificial joints. A biotechnology holding that has done especially well is Gilead Sciences, Inc., which has had tremendous success in developing products to treat HIV.

In financials, the biggest positive was an underweight in insurance, an industry that is experiencing regulatory problems and questions about selling practices. We also continue to underweight pure interest rate sensitive companies, emphasizing instead companies that benefit from strong capital markets, such as Lehman Brothers Holdings, Inc. and The Goldman Sachs Group, Inc. Both of these stocks performed well over the last six months, and they stand to benefit from the increasing merger and acquisition activity made possible by strong corporate balance sheets, which give companies money to invest.

Q:  Do you have any other comments for shareholders?

A:  We will continue to work toward adding value through top-down sector allocation, emphasizing industry groups that we believe have the best long-term prospects. The overweight position in energy remains, as we believe a favorable supply/demand balance creates excellent opportunities for ongoing growth.

We are also committed to diversification among sectors and companies. Most importantly, we have great confidence in our long-range strategy of investing in companies that successfully combine management skill and financial soundness with growth and innovation. We are continually looking for and finding companies with these attributes.

In closing, we would like to thank our investors for continued interest in the fund. We believe that a well-diversified portfolio of large growth companies is an excellent equity vehicle for many investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	1/31/05	7/31/04

Common Stocks	96%	99%
Exchange Traded Funds	1%	—
Cash Equivalents	3%	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	1/31/05	7/31/04

Information Technology	24%	26%
Health Care	23%	23%
Consumer Discretionary	14%	14%
Consumer Staples	12%	12%
Industrials	10%	9%
Energy	9%	7%
Financials	7%	8%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2005 (27.8% of Net Assets)
1. General Electric Co. Industrial conglomerate	4.0%
2. Microsoft Corp. Developer of computer software	4.0%
3. Johnson & Johnson Provider of health care products	3.8%
4. Wal-Mart Stores, Inc. Operator of discount stores	2.8%
5. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.5%
6. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.3%
7. EOG Resources, Inc. Explorer and producer of oil and gas	2.2%
8. Procter & Gamble Co. Manufacturer of diversified consumer products	2.1%
9. Target Corp. Operator of general merchandise and discount stores	2.1%
10. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.0%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 96.6%
Consumer Discretionary 13.9%
Automobiles 1.7%
Harley-Davidson, Inc.	126,200	7,585,882
Hotels Restaurants & Leisure 1.4%
International Game Technology	161,400	5,051,820
YUM! Brands, Inc.	27,900	1,293,165
		6,344,985
Household Durables 0.5%
Fortune Brands, Inc.	28,900	2,427,022
Internet & Catalog Retail 0.8%
eBay, Inc.*	47,700	3,887,550
Media 3.8%
Comcast Corp. "A"*	112,200	3,546,642
McGraw-Hill Companies, Inc.	29,400	2,660,700
Omnicom Group, Inc.	83,250	7,067,092
Viacom, Inc. "B"	115,550	4,314,637
		17,589,071
Multiline Retail 2.6%
Kohl's Corp.*	51,300	2,411,613
Target Corp.	191,200	9,707,224
		12,118,837
Specialty Retail 3.1%
Bed Bath & Beyond, Inc.*	85,600	3,448,824
Home Depot, Inc.	63,800	2,632,388
Lowe's Companies, Inc.	48,800	2,781,112
Staples, Inc.	164,300	5,379,182
		14,241,506
Consumer Staples 11.6%
Beverages 2.2%
PepsiCo, Inc.	194,040	10,419,948
Food & Staples Retailing 4.3%
Wal-Mart Stores, Inc.	248,500	13,021,400
Walgreen Co.	157,700	6,719,597
		19,740,997
Food Products 1.7%
Dean Foods Co.*	63,000	2,219,490
Hershey Foods Corp.	54,100	3,164,309
Kellogg Co.	51,600	2,303,424
		7,687,223
Household Products 3.4%
Colgate-Palmolive Co.	65,450	3,438,743
Kimberly-Clark Corp.	35,000	2,292,850
Procter & Gamble Co.	184,300	9,810,289
		15,541,882
Energy 8.8%
Energy Equipment & Services 4.1%
Baker Hughes, Inc.	127,200	5,507,760
Nabors Industries Ltd.*	97,600	4,919,040
Schlumberger Ltd.	89,700	6,103,188
Transocean, Inc.*	59,300	2,609,200
		19,139,188
Oil & Gas 4.7%
ConocoPhillips	59,200	5,493,168
Devon Energy Corp.	150,500	6,120,835
EOG Resources, Inc.	134,700	10,001,475
		21,615,478
Financials 7.2%
Capital Markets 2.7%
Lehman Brothers Holdings, Inc.	35,300	3,219,007
Morgan Stanley	84,500	4,728,620
The Goldman Sachs Group, Inc.	42,700	4,605,195
		12,552,822
Consumer Finance 1.1%
American Express Co.	94,200	5,025,570
Diversified Financial Services 1.5%
Citigroup, Inc.	136,400	6,690,420
Insurance 1.9%
AFLAC, Inc.	110,400	4,361,904
American International Group, Inc.	66,737	4,423,996
		8,785,900
Health Care 22.0%
Biotechnology 5.3%
Amgen, Inc.*	113,500	7,064,240
Biogen Idec, Inc.*	84,900	5,515,104
Genentech, Inc.*	130,000	6,202,300
Gilead Sciences, Inc.*	171,900	5,689,890
		24,471,534
Health Care Equipment & Supplies 6.3%
Baxter International, Inc.	108,300	3,656,208
Boston Scientific Corp.*	125,800	4,158,948
C.R. Bard, Inc.	63,700	4,318,860
Medtronic, Inc.	169,400	8,891,806
Zimmer Holdings, Inc.*	103,500	8,160,975
		29,186,797
Health Care Providers & Services 2.0%
UnitedHealth Group, Inc.	101,000	8,978,900
Pharmaceuticals 8.4%
Abbott Laboratories	81,300	3,660,126
Eli Lilly & Co.	48,500	2,630,640
Johnson & Johnson	273,806	17,715,248
Pfizer, Inc.	351,457	8,491,201
Teva Pharmaceutical Industries Ltd. (ADR)	208,500	5,990,205
		38,487,420
Industrials 9.3%
Aerospace & Defense 2.1%
United Technologies Corp.	93,500	9,413,580
Air Freight & Logistics 1.7%
FedEx Corp.	79,600	7,613,740
Industrial Conglomerates 5.0%
3M Co.	56,400	4,757,904
General Electric Co.	510,450	18,442,559
		23,200,463
Machinery 0.5%
Caterpillar, Inc.	27,300	2,432,430
Information Technology 23.0%
Communications Equipment 3.6%
Cisco Systems, Inc.*	506,090	9,129,864
QUALCOMM, Inc.	198,300	7,384,692
		16,514,556
Computers & Peripherals 4.3%
Apple Computer, Inc.*	15,700	1,207,330
Dell, Inc.*	91,100	3,804,336
EMC Corp.*	588,500	7,709,350
International Business Machines Corp.	75,500	7,053,210
		19,774,226
IT Consulting & Services 3.1%
Accenture Ltd. "A"*	160,000	4,168,000
Fiserv, Inc.*	129,700	4,961,025
Paychex, Inc.	161,200	4,914,988
		14,044,013
Semiconductors & Semiconductor Equipment 4.4%
Intel Corp.	521,860	11,715,757
Linear Technology Corp.	138,760	5,236,802
Texas Instruments, Inc.	151,600	3,518,636
		20,471,195
Software 7.6%
Adobe Systems, Inc.	23,600	1,342,840
Electronic Arts, Inc.* (e)	94,200	6,060,828
Intuit, Inc.*	68,600	2,675,400
Microsoft Corp.	693,900	18,235,692
Oracle Corp.*	278,000	3,828,060
Symantec Corp.*	129,900	3,033,165
		35,175,985
Materials 0.8%
Chemicals
Ecolab, Inc.	115,500	3,886,575
Total Common Stocks (Cost $312,065,035)		445,045,695

Exchange Traded Funds 0.9%
iShares Nasdaq Biotechnology Index Fund* (e)	28,000	1,994,720
Semiconductor HOLDRs Trust	67,900	2,119,159
Total Exchange Traded Funds (Cost $4,585,525)		4,113,879

Securities Lending Collateral 1.3%
Daily Assets Fund Institutional, 2.35% (c) (d) (Cost $5,836,800)	5,836,800	5,836,800

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 2.30% (b) (Cost $12,438,859)	12,438,859	12,438,859
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $334,926,219) (a)	101.5	467,435,233
Other Assets and Liabilities, Net	(1.5)	(6,861,323)
Net Assets	100.0	460,573,910

* Non-income producing security.

(a) The cost for federal income tax purposes was $336,170,996. At January 31, 2005, net unrealized appreciation for all securities based on tax cost was $131,264,237. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $138,323,475 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,059,238.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset management, inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at January 31, 2005 amounted to $5,654,528, which is 1.2% of total net assets.

ADR: American Depositary Receipts

HOLDRs: Holding Company Depositary Receipts

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $316,650,560) including $5,654,528 of securities loaned	$ 449,159,574
Investment in Scudder Cash Management QP Trust (cost $12,438,859)	12,438,859
Investments in Daily Assets Fund Institutional (cost $5,836,800)*	5,836,800
Total investments in securities, at value (cost $334,926,219)	467,435,233
Cash	10,000
Receivable for investments sold	946,467
Receivable for Fund shares sold	362,947
Dividends receivable	169,497
Interest receivable	30,050
Other assets	41,268
Total assets	468,995,462
Liabilities
Payable for Fund shares redeemed	1,668,826
Payable upon return of securities loaned	5,836,800
Accrued management fee	286,194
Other accrued expenses and payables	629,732
Total liabilities	8,421,552
Net assets, at value	$ 460,573,910
Net Assets
Net assets consist of: Undistributed net investment income (loss)	1,861,054
Net unrealized appreciation (depreciation) on investments	132,509,014
Accumulated net realized gain (loss)	(371,423,458)
Paid-in capital	697,627,300
Net assets, at value	$ 460,573,910

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($33,809,828 ÷ 1,489,227 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.70
Maximum offering price per share (100 ÷ 94.25 of $22.70)	$ 24.09

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,828,728 ÷ 174,046 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.00

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,954,021 ÷ 134,130 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 22.02
Class R Net Asset Value, offering and redemption price per share ($521,560 ÷ 22,753 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.92
Class AARP Net Asset Value, offering and redemption price per share ($7,848,914 ÷ 340,965 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.02
Class S Net Asset Value, offering and redemption price per share ($374,464,206 ÷ 16,263,170 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.03
Institutional Class Net Asset Value, offering and redemption price per share ($37,146,653 ÷ 1,606,683 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 23.12

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,011)	$ 4,339,541
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,411
Interest — Scudder Cash Management QP Trust	73,388
Total Income	4,421,340
Expenses: Management fee	1,651,562
Services to shareholders	1,002,652
Custodian and accounting fees	54,478
Distribution service fees	83,833
Auditing	34,040
Legal	14,425
Trustees' fees and expenses	12,494
Reports to shareholders	54,903
Registration fees	32,917
Other	11,375
Total expenses, before expense reductions	2,952,679
Expense reductions	(392,393)
Total expenses, after expense reductions	2,560,286
Net investment income (loss)	1,861,054
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	10,635,736
Net unrealized appreciation (depreciation) during the period on investments	12,904,745
Net gain (loss) on investment transactions	23,540,481
Net increase (decrease) in net assets resulting from operations	$ 25,401,535

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2005 (Unaudited)	Year Ended July 31, 2004
Operations: Net investment income (loss)	$ 1,861,054	$ (737,504)
Net realized gain (loss) on investment transactions	10,635,736	13,371,783
Net unrealized appreciation (depreciation) during the period on investment transactions	12,904,745	22,135,639
Net increase (decrease) in net assets resulting from operations	25,401,535	34,769,918
Fund share transactions: Proceeds from shares sold	68,335,087	126,256,373
Cost of shares redeemed	(110,770,373)	(206,974,232)
Net increase (decrease) in net assets from Fund share transactions	(42,435,286)	(80,717,859)
Increase (decrease) in net assets	(17,033,751)	(45,947,941)
Net assets at beginning of period	477,607,661	523,555,602
Net assets at end of period (including undistributed net investment income of $1,861,054 and $0, respectively)	$ 460,573,910	$ 477,607,661

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended July 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.54	$ 20.32	$ 18.64	$ 27.15	$ 42.37	$ 33.27
Income (loss) from investment operations: Net investment income (loss)[c]	.07	(.08)	(.07)	(.14)	(.11)	(.29)
Net realized and unrealized gain (loss) on investment transactions	1.09	1.30	1.75	(8.37)	(14.08)	9.98
Total from investment operations	1.16	1.22	1.68	(8.51)	(14.19)	9.69
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(1.03)	(.59)
Net asset value, end of period	$ 22.70	$ 21.54	$ 20.32	$ 18.64	$ 27.15	$ 42.37
Total Return (%)[d]	5.39e**	6.00[e]	9.01	(31.34)	(33.95)	29.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	42	41	44	68	58
Ratio of expenses before expense reductions (%)	1.47*	1.35	1.27	1.28	1.32[f]	1.43g*
Ratio of expenses after expense reductions (%)	1.31*	1.29	1.27	1.28	1.32[f]	1.42g*
Ratio of net investment income (loss) (%)	.56*	(.38)	(.36)	(.57)	(.55)	(.74)*
Portfolio turnover rate (%)	22*	21	31	48	87	56

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from August 2, 1999 (commencement of operations of Class A shares) to July 31, 2000.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.34% and 1.34%, respectively.

[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.37% and 1.37%, respectively.

* Annualized

** Not annualized

Class B
Years Ended July 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.94	$ 19.91	$ 18.42	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.24)	(.21)	(.31)	(.24)
Net realized and unrealized gain (loss) on investment transactions	1.07	1.27	1.70	(8.31)	(5.72)
Total from investment operations	1.06	1.03	1.49	(8.62)	(5.96)
Net asset value, end of period	$ 22.00	$ 20.94	$ 19.91	$ 18.42	$ 27.04
Total Return (%)[d]	5.06e**	5.17[e]	8.09	(31.88)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	3	2	1
Ratio of expenses before expense reductions (%)	2.29*	2.15	2.07	2.08	2.13*
Ration of expenses after expense reductions (%)	2.06*	2.06	2.07	2.08	2.13*
Ratio of net investment income (loss) (%)	(.19)*	(1.15)	(1.16)	(1.37)	(1.38)*
Portfolio turnover rate (%)	22*	21	31	48	87

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from December 29, 2000 (commencement of operations of Class B shares) to July 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C
Years Ended July 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 20.97	$ 19.94	$ 18.43	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.24)	(.20)	(.30)	(.23)
Net realized and unrealized gain (loss) on investment transactions	1.06	1.27	1.71	(8.31)	(5.73)
Total from investment operations	1.05	1.03	1.51	(8.61)	(5.96)
Net asset value, end of period	$ 22.02	$ 20.97	$ 19.94	$ 18.43	$ 27.04
Total Return (%)[d]	5.01e**	5.17[e]	8.19	(31.84)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	2	1	1
Ratio of expenses before expense reductions (%)	2.38*	2.18	2.04	2.06	2.10*
Ratio of expenses after expense reductions (%)	2.06*	2.06	2.04	2.06	2.10*
Ratio of net investment income (loss) (%)	(.19)*	(1.15)	(1.13)	(1.35)	(1.35)*
Portfolio turnover rate (%)	22*	21	31	48	87

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from December 29, 2000 (commencement of operations of Class C shares) to July 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class R
	2005[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.77	$ 21.95
Income (loss) from investment operations: Net investment income (loss)[c]	.04	(.05)
Net realized and unrealized gain (loss) on investment transactions	1.11	(.13)[d]
Total from investment operations	1.15	(.18)
Net asset value, end of period	$ 22.92	$ 21.77
Total Return (%)	5.28e**	(.82)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5	.4
Ratio of expenses before expense reductions (%)	1.78*	1.69*
Ratio of expenses after expenses reductions (%)	1.55*	1.44*
Ratio of net investment income (loss) (%)	.32*	(.56)*
Portfolio turnover rate (%)	22*	21

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to July 31, 2004.

[c] Based on average shares outstanding during the period.

[d] The amount of net realized and unrealized loss shown for a share outstanding for the period ended July 31, 2004 does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class AARP
Years Ended July 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.81	$ 20.52	$ 18.78	$ 27.28	$ 40.17
Income (loss) from investment operations: Net investment income (loss)[c]	.09	(.03)	(.02)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.12	1.32	1.76	(8.43)	(11.79)
Total from investment operations	1.21	1.29	1.74	(8.50)	(11.86)
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(1.03)
Net asset value, end of period	$ 23.02	$ 21.81	$ 20.52	$ 18.78	$ 27.28
Total Return (%)	5.55d**	6.29[d]	9.27	(31.16)	(30.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	6	6	10
Ratio of expenses before expenses reductions (%)	1.26*	1.10	1.01	1.01	1.05*
Ratio of expenses after expense reductions (%)	1.06*	1.03	1.01	1.01	1.05*
Ratio of net investment income (loss) (%)	.81*	(.12)	(.10)	(.30)	(.26)*
Portfolio turnover rate (%)	22*	21	31	48	87

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to July 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S
Years Ended July 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 21.81	$ 20.52	$ 18.78	$ 27.29	$ 42.46	$ 33.35
Income (loss) from investment operations:
Net investment income (loss)[b]	.09	(.03)	(.02)	(.07)	(.10)	(.21)
Net realized and unrealized gain (loss) on investment transactions	1.13	1.32	1.76	(8.44)	(14.04)	9.91
Total from investment operations	1.22	1.29	1.74	(8.51)	(14.14)	9.70
Less distributions from: Net realized gains on investment transactions	—	—	—	—	(1.03)	(.59)
Net asset value, end of period	$ 23.03	$ 21.81	$ 20.52	$ 18.78	$ 27.29	$ 42.46
Total Return (%)	5.59c**	6.29[c]	9.27	(31.18)	(33.75)	29.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	374	401	451	506	875	1,415
Ratio of expenses before expense reductions (%)	1.23*	1.08	1.01	1.01	1.07[d]	1.21[e]
Ratio of expenses after expense reductions (%)	1.06*	1.02	1.01	1.01	1.07[d]	1.21[e]
Ratio of net investment income (loss) (%)	.81*	(.11)	(.10)	(.30)	(.30)	(.53)
Portfolio turnover rate (%)	22*	21	31	48	87	56

[a] For the six months ended January 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.08% and 1.08%, respectively.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.17% and 1.17%, respectively.

* Annualized

** Not annualized

Institutional Class***
Years Ended July 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 21.88	$ 20.56	$ 18.77	$ 27.23	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.01	.02	(.01)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	1.13	1.31	1.77	(8.45)	(5.75)
Total from investment operations	1.24	1.32	1.79	(8.46)	(5.77)
Net asset value, end of period	$ 23.12	$ 21.88	$ 20.56	$ 18.77	$ 27.23
Total Return (%)	5.67**	6.42	9.54	(31.07)	(17.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	20	20.003		.001
Ratio of expenses (%)	.89*	.85	.81	.81	.85*
Ratio of net investment income (loss) (%)	.98*	.06	.10	(.10)	(.10)*
Portfolio turnover rate (%)	22*	21	31	48	87

[a] For the six months ended January 31, 2005 (Unaudited).

[b] For the period from December 29, 2000 (commencement of operations of Institutional Class shares) to July 31, 2001.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** On August 13, 2004, Class I shares of the Fund were renamed Institutional Class.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Large Company Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On August 13, 2004, Class I shares were renamed Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are deferred to investors without initial sales charge or contingent deferred sales charge. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Effective February 4, 2005, the Fund will impose a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions was required.

At July 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $378,282,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009 ($8,462,000), July 31, 2010 ($271,304,000), July 31, 2011 ($78,161,000) and July 31, 2012 ($20,355,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

B. Purchases and Sales of Securities

During the six months ended January 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $50,978,673 and $96,463,225, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.70% of the first $1,500,000,000 of the Fund's average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended January 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

Effective October 1, 2003 through November 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B, C, Institutional, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustees and trustee counsel fees, organizational and offering expenses. This expense cap will remain in effect until November 30, 2005.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $186 and $167, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent for Class A, B, C, R and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the Shareholder Servicing Fee they receive from the Fund. For the six months ended January 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2005
Class A	$ 78,930	$ 32,644	$ 59,330
Class B	8,831	4,395	4,107
Class C	7,918	4,615	6,254
Class R	985	482	1,185
Class AARP	17,640	8,158	8,670
Class S	704,428	339,118	387,294
Institutional Class	8,521	—	4,800
	$ 827,253	$ 389,412	$ 471,640

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended January 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $40,402, all of which is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares, respectively. For the six months ended January 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2005
Class B	$ 14,319	$ 2,460
Class C	10,622	1,873
Class R	540	188
	$ 25,481	$ 4,521

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2005	Annualized Effective Rate
Class A	$ 49,517	$ 11,449.25%
Class B	4,773	1,176.25%
Class C	3,525	923.25%
Class R	537	289.25%
	$ 58,352	$ 13,837

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2005 aggregated $3,729.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2005, the CDSC for Class B and C shares aggregated $3,210 and $22, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

For the six months ended January 31, 2005, the Advisor agreed to reimburse the Fund $2,949, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2005, the Fund's custodian fees were reduced by $32 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2005		Year Ended July 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	227,019	$ 5,048,210	898,848	$ 19,838,212
Class B	13,581	294,735	70,156	1,498,212
Class C	24,702	536,722	71,197	1,523,593
Class R	6,758	152,054	18,600*	422,742*
Class AARP	29,798	667,026	188,355	4,184,861
Class S	1,181,507	26,466,314	4,223,236	94,094,743
Institutional Class**	1,607,593	35,170,026	207,580	4,694,010
		$ 68,335,087		$ 126,256,373
Shares redeemed
Class A	(675,709)	$ (15,189,257)	(980,327)	$ (21,651,301)
Class B	(20,493)	(440,447)	(47,424)	(1,020,728)
Class C	(25,603)	(546,742)	(56,837)	(1,231,027)
Class R	(747)	(16,918)	(1,858)*	(42,372)*
Class AARP	(67,839)	(1,520,117)	(125,637)	(2,801,921)
Class S	(3,303,231)	(74,249,727)	(7,801,103)	(174,092,300)
Institutional Class**	(897,288)	(18,807,165)	(271,607)	(6,134,583)
		$ (110,770,373)		$ (206,974,232)
Net increase (decrease)
Class A	(448,690)	$ (10,141,047)	(81,479)	$ (1,813,089)
Class B	(6,912)	(145,712)	22,732	477,484
Class C	(901)	(10,020)	14,360	292,566
Class R	6,011	135,136	16,742*	380,370*
Class AARP	(38,041)	(853,091)	62,718	1,382,940
Class S	(2,121,724)	(47,783,413)	(3,577,867)	(79,997,557)
Institutional Class**	710,305	16,362,861	(64,027)	(1,440,573)
		$ (42,435,286)		$ (80,717,859)

* For the period November 3, 2003 (commencement of operations of Class R shares) to July 31, 2004.

** On August 13, 2004, Class I shares were renamed Institutional Class shares.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SGGAX	SGGBX	SGGCX	SGGIX
CUSIP Number	460965-692	460965-684	460965-676	460965-668
Fund Number	469	669	769	1469

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SCQRX
CUSIP Number	460965-841
Fund Number	1510

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLGRX	SCQGX
Fund Number	160	060
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Large Company Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Large Company Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               March 29, 2005